UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	ZNGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On May 4, 2021, Zynga Inc., a Delaware corporation (“Zynga”) entered into the Agreement and Plan of Merger (the “Merger Agreement”), by and among Zynga, Carnation MergeCo Inc., a Delaware corporation and wholly owned subsidiary of Zynga (“Merger Sub”), Chartboost, Inc., a Delaware corporation (“Chartboost”), and Shareholder Representative Services LLC, a Colorado limited liability company, as representative to the indemnifying securityholders thereto, pursuant to which Merger Sub will merge with and into Chartboost, with Chartboost surviving such merger as a wholly owned direct subsidiary of Zynga (such merger, the “Chartboost Merger”). Under the terms of the Merger Agreement, Zynga will acquire at closing all of the outstanding vested and unvested capital stock (including all rights to acquire capital stock) of Chartboost in exchange for $250 million in cash, subject to adjustments as set forth in the Merger Agreement (the “Merger Consideration”). The Merger Consideration will be (1) decreased by Chartboost’s outstanding indebtedness and transaction expenses incurred by Chartboost which remain unpaid as of closing, (2) increased by Chartboost’s cash balance as of closing, and (3) increased, or decreased, by the amount by which Chartboost’s working capital as of closing exceeds, or is less than, a specified amount.

The closing is expected to occur during the third quarter of 2021, subject to satisfaction or waiver of specified conditions, including required antitrust filings.

The Merger Agreement is governed by and shall be construed in accordance with the laws of the State of Delaware. The Merger Agreement provides investors with information regarding its terms. The terms and information in the Merger Agreement should not be relied on as factual disclosure about Zynga or Chartboost without consideration of the periodic and current reports and other statements that Zynga files with the Securities and Exchange Commission (the “SEC”). The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties thereto in relation to the transaction. In particular, the Merger Agreement contains customary representations and warranties of each of Zynga and Chartboost. The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other parties to the Merger Agreement, and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (1) have been qualified by a disclosure schedule from Chartboost, (2) are subject to the materiality standards set forth in the Merger Agreement, which may differ from what may be viewed as material by investors, (3) in certain cases, were made as of a specific date, and (4) may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Accordingly, no person should rely on the representations and warranties as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the execution of the Merger Agreement. Zynga does not undertake any obligation to publicly release any revisions to these representations and warranties, except as required under U.S. federal or other applicable securities laws.

Pursuant to the Merger Agreement, Chartboost securityholders have agreed to indemnify Zynga for losses related to specified matters, including, among other things, breaches or inaccuracies of representations and warranties of Chartboost contained in the Merger Agreement and for other customary matters. As security for such indemnification obligations, $25 million of the Merger Consideration otherwise payable to such Chartboost securityholders has been deposited into an escrow fund.

The Merger Agreement may be terminated upon material breach of certain provisions in the Merger Agreement or if the closing has not occurred by October 31, 2021.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On May 5, 2021, Zynga issued a press release announcing the entry into the Merger Agreement to acquire Chartboost. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference. The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements relating to, among other things, Zynga’s expectations related to the timing and closing of the Chartboost Merger and its ability to achieve the intended benefits of the acquisition; and Zynga’s future economic performance and its ability to achieve financial projections, including revenue, bookings, income and margin goals. Forward-looking statements often include words such as “outlook,” “projected,” “intends,” “will,” “anticipate,” “believe,” “target,” “expect,” and statements in the future tense are generally forward-looking. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including those described in Zynga’s public filings with the SEC, copies of which may be obtained by visiting Zynga’s Investor Relations web site at http://investor.zynga.com or the SEC’s website at www.sec.gov. Zynga’s actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of our future performance. Factors that could cause or contribute to such differences include, but are not limited to, delays or other challenges in the completion of the Chartboost Merger and its integration and the success of its current and future games as part of Zynga. Undue reliance should not be placed on such forward-looking statements, which are based on information available to Zynga on the date hereof. Zynga assumes no obligation to update such statements.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*†	Agreement and Plan of Merger, dated as of May 4, 2021, by and among the Registrant, Chartboost, Inc., Carnation MergeCo Inc., and Shareholder Representative Services LLC, as representative
99.1*+	Press Release, dated May 5, 2021
104__	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Filed herewith.
†

Certain portions of this exhibit have been omitted pursuant to Items 601(a)(5) and 601(b)(2) of Regulation S-K. A copy of any omitted portion will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that Zynga may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

+

This exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: May 6, 2021	By:	/s/ James Gerard Griffin
James Gerard Griffin
Chief Financial Officer